SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

________________________

Check the appropriate box:

[  ]         Preliminary Proxy Statement
[  ]         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]         Definitive Proxy Statement
[X]        Definitive Additional Materials
[  ]         Soliciting Material Pursuant to Section 240.14a-12

________________________

ALEXANDER & BALDWIN, INC.
(Name of Registrant as Specified in its Charter)

___________________________________
(Name of Person(s) Filing Proxy Statement
if other than the Registrant)

________________________

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Alexander & Baldwin, Inc.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Tuesday, April 26, 2011

The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/alex

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 16, 2011 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:            1-888-313-0164
               (outside of the U.S. and Canada call 201-680-6688).

Email:                      shrrelations@bnymellon.com
               (you must reference your 11-digit control number in your email)

Internet:                  http://www.proxyvoting.com/alex

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Dear Alexander & Baldwin, Inc. Stockholder:

The Annual Meeting of Shareholders of Alexander & Baldwin, Inc. will be held in the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, on Tuesday, April 26, 2011, at 8:30 a.m., Honolulu time, to:

(1)	Elect nine directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(2)	Conduct an advisory vote on the frequency of the future advisory votes on executive compensation;

(3)	Conduct an advisory vote on executive compensation;

(4)	Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Corporation for the ensuing year; and

(5)	Transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” Items 1, 3, 4 and 5 and for an annual vote on Item 2.
     The Board of Directors has set the close of business on February 16, 2011 as the record date for the meeting. Owners of Alexander & Baldwin, Inc. stock at the close of buisness on that date are entitled to receive notice of and to vote at the meeting.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.
You may call our offices at (808) 525-6661 to obtain directions to attend the Annual Meeting where you may vote in person.

Meeting Location:
Bankers Club
First Hawaiian Center – 30th Floor
999 Bishop Street
Honolulu, Hawaii 96813

The following materials are available for you to review online:
•	the Company’s 2011 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report to Shareholders and the Annual Report on Form 10-K for the year ended December 31, 2010; and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:                 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:                           shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:                      http://www.proxyvoting.com/alex

The Proxy Materials for Alexander & Baldwin, Inc. are available to review at:

http://www.proxyvoting.com/alex

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled
“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.
Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.